UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2005
                                                         -----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

        Delaware                    0-28815                   06-1241321
        --------                    -------                   ----------
State or other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)             File Number)           Identification No.)


   13  North Street, Litchfield, Connecticut                   06759
   -----------------------------------------                   -----
    (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.
            ------------

      Item 8.01. Other Events.
                 ------------


      A. The Board of Directors of First Litchfield Financial Corporation (the "Company") declared a 5% stock dividend at their November 17, 2005 Board Meeting. The stock dividend will be paid on December 31, 2005 to shareholders of record on December 15, 2005.

      B. The Board of Directors of the Company also declared a $0.15 per share quarterly cash dividend at their November 17, 2005 Board Meeting. The quarterly cash dividend will be paid on January 26, 2006 to stockholders of record as of January 6, 2006.

Section 9. Financial Statements and Exhibits
           ---------------------------------

      Item 9.01 Financial Statements and Exhibits.
                ---------------------------------

      (a)   Not applicable.
      (b)   Not applicable.
      (c)   Exhibits.
            99.1  Press release dated November 17, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          FIRST LITCHFIELD FINANCIAL CORPORATION


                                          By:  /s/ Carroll A. Pereira
                                               ---------------------------------
                                               Carroll A. Pereira
                                               Treasurer


Dated:  November 17, 2005


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